UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2020 (December 15, 2020)

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ARCONIC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-39162	84-2745636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 400
Pittsburgh, Pennsylvania	15212-5872
(Address of principal executive offices)	(Zip Code)

(412) 992-2500
(Registrant’s telephone number, including area code)
________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ARNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.
Arconic December 15, 2020, the Board of Directors (the “Board”) of Arconic Corporation (the “Company”) adopted two changes to compensation arrangements related to its non-employee directors, effective December 31, 2020: (i) allowing directors to elect to defer annual awards of restricted stock units rather than having deferral be mandatory, and (ii) changing the stock ownership requirements for non-employee directors to five times annual cash retainers from the previous requirement of $750,000. In connection with these changes, the Board adopted an Amended and Restated Non-Employee Director Compensation Policy, an Amended and Restated Deferred Fee Plan for Directors, amendments to the Terms and Conditions for RSU Annual Director Awards, and amendments to the Terms and Conditions for Deferred Fee RSUs, which are attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, and Exhibit 10.4, respectively, and incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit
10.1	Arconic Corporation Amended and Restated Non-Employee Director Compensation Policy
10.2	Arconic Corporation Amended and Restated Deferred Fee Plan for Directors
10.3	Terms and Conditions for RSU Annual Director Awards (awards on or after January 1, 2021)
10.4	Terms and Conditions for Deferred Fee RSUs (awards on or after January 1, 2021)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2020

ARCONIC CORPORATION

By:	/s/ Diana C. Toman
Name:	Diana C. Toman
Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary